5 Financial risk management (Details Narrative) $ in Millions	12 Months Ended
	Dec. 31, 2020 ARS ($) $ / $	Dec. 31, 2019 ARS ($) $ / $
Financial Risk Management
Exchange rate | $ / $	84.15	59.89
Delinquent trade receivables	$ 8,035.8	$ 4,711.9
Allowances	4,604.8	2,104.9
Financial assets	$ 2,221.8	$ 3,787.7
Description of fixed rates exposes	The Company and granted by ICBC Bank as from October 2017 for a three-year term at a six-month Libor rate plus an initial 2.75% spread increased semi-annually by a quarter-point, which was repaid in October 2020-, 100% of the loans were obtained at fixed interest rates.